Note 8 - Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

8.     INCOME TAXES

Income Taxes

The provision for income taxes for the periods ended December 31, 2013, and 2012, was as follows (using a 42.8 percent effective Federal and state income tax rate):

	2013	2012
Current Tax Provision:
Federal	$--	$--
State	1,365	1,365
Total current tax provision	$1,365	$1,365
Deferred Tax Provision:
Federal and state
Loss carryforwards	$(2,360,000)	$(933,000)
Valuation allowance	2,360,000	933,000
Total deferred tax provision	$--	$--

We had deferred income tax assets as of December 31, 2013, and 2012, as follows:

	2013	2012
Loss carryforwards	$(4,261,000)	$(1,901,000)
Less – valuation allowance	4,261,000	1,901,000
Total net deferred tax assets	$--	$--

As of December 31, 2013, we had net operating loss carryforwards for income tax reporting purposes of approximately $8,861,000 that may be offset against future taxable income. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs or a change in the nature of the business. Therefore, the amount available to offset future taxable income may be limited.

No tax benefit has been reported in our financial statements for the realization of loss carryforwards, as we believe there is high probability that the carryforwards will not be utilized in the foreseeable future. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

We are primarily subject to U.S. federal and state income tax. As a result of the implementation of certain provisions of ASC 740, Income Taxes, (formerly FIN 48, Accounting for Uncertainty in Income Taxes – An Interpretation of FASB Statement No. 109), we performed an analysis of our previous tax filings and determined that there were no positions taken that we considered uncertain. Therefore, there were no unrecognized tax benefits as of December 31, 2013.

Future changes in the unrecognized tax benefit are not expected to have an impact on the effective tax rate due to the existence of the valuation allowance. We estimate that the unrecognized tax benefit will not change within the next twelve months. We will continue to classify income tax penalties and interest, if any, as part of interest and other expenses in our statements of operations.